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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------
                                    FORM 8-K
                             ----------------------

    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 19, 2000


                                    8X8, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State of Other Jurisdiction of Incorporation)


              333-15627                                  77-0142404
       (Commission File Number)             (IRS Employer Identification Number)

                           2445 MISSION COLLEGE BLVD.
                              SANTA CLARA, CA 95054
           (Address of principal executive offices including zip code)

                                 (408) 727-1885
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On May 19, 2000, 8x8, Inc. (the "Company") entered into an Asset Purchase Agreement (the "Sale Agreement") with Interlogix, Inc. ("Buyer") providing for the sale of certain assets comprising the Company's video monitoring business (the "Business") to Buyer. The assets sold included certain accounts receivable, inventories, technical information, machinery, equipment, contract rights, intangibles, records and supplies. Concurrently with the execution of the Asset Purchase Agreement, the Company and Buyer entered into a Technology License Agreement providing for the licensing of certain related intellectual property to Buyer, a Development Agreement providing for Buyer's continuing rights in certain products to be developed by the Company, a Transition Services Agreement providing for certain services to be rendered by the Company to Buyer in respect of the Business, and a Supply Agreement providing for the continuing sale of certain products to Buyer by the Company. The closing of the sale of assets contemplated by the Sale Agreement was effected concurrently with the execution of the Agreement.

        Buyer has no material relationship with the Company or, to the knowledge of the Company, with any of its affiliates, directors, officers or their associates.

        The aggregate purchase price paid by Buyer under the Sale Agreement consisted of $4.75 million in cash and a deferred payment of $750,000. The deferred payment is subject to post-closing adjustment based upon levels of inventories, accounts receivable, trade payables and certain other factors. No additional consideration was paid by Buyer under the Technology License Agreement.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

        (c) Exhibits.

        See the attached Exhibit Index.



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                                   SIGNATURES

Pursuant to the requirement of the Security Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 25, 2000



                          8X8, INC.
                          (Registrant)

                       By:     /s/ DAVID M. STOLL
                          -----------------------------------------------------
                          David M. Stoll
                          Chief Financial Officer and Vice President of Finance (Principal Financial and Accounting Officer)


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                                  EXHIBIT INDEX


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
Exhibit Number        Description
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10.1                  Asset Purchase Agreement dated May 19, 2000

10.2                  Technology License Agreement dated May 19, 2000
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